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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 4

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005


                                 MM2 GROUP, INC.
             (Exact name of registrant as specified in its charter)


             New Jersey                   000-50292            20-2554835
    (State or other jurisdiction         (Commission         (IRS Employer
          of incorporation)              File Number)      Identification No.)


               750 Route 34, Matawan, New Jersey                   07747
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 441-7700

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     The former name of the registrant was Wien Group, Inc. The former address of the registrant was 525 Washington Blvd., Jersey City, New Jersey, 07310.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         On October 19, 2005, Wien Group, Inc. ("Wien", "(Wien (NJ)" or the "Company") completed its previously disclosed acquisition (the "Acquisition") of all of the outstanding shares of MM2 Group, Inc., a New Jersey corporation ("OldMM2"). The Acquisition was effected pursuant to the terms of the Acquisition Agreement dated July 8, 2005 (the "Acquisition Agreement") between the Company, Stephen Wien, OldMM2 and the stockholders of OldMM2 as of the date of the Acquisition Agreement.

         The Company has acquired all the issued and outstanding shares of Class A Common Stock and Class B Common Stock of MM2 Group, Inc., a New Jersey company, pursuant to the terms of the Acquisition Agreement by and among the Company, Stephen Wien, MM2 Group, Inc. and MM2 Group, Inc. stockholders. Pursuant to the requirements of this document, we have attached in Exhibits 99.1 and 99.2 the audited financial statements of MM2 Group, Inc and the pro forma financial statements of the combined companies.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         MM2 Group, Inc. Unaudited Balance Sheet at September 30, 2005 and the related Statement of Operations and Statement of Cash Flows for the period December 8, 2004 (Inception) to September 30, 2005.

(b)      PRO FORMA FINANCIAL STATEMENTS

         Condensed Unaudited Pro Forma Balance Sheet at September 30, 2005 and the related Unaudited Statement of Operations for the three months ended September 30, 2005 and the fiscal year ended June 30, 2005.

(d)      EXHIBITS

         99.1 MM2 Group, Inc. unaudited financial statements dated September 30, 2005

         99.2 Unaudited Pro Forma Financial Statements for the combined companies

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MM(2) Group, Inc
                                       --------------------

                                       (Registrant)

Date:  September 27, 2006

                                       By: /s/ Mark Meller
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                                           Mark Meller
                                           President, Chief Executive Officer
                                           And Chief Financial Officer

















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                                INDEX OF EXHIBITS

         99.1 MM2 Group, Inc. unaudited financial statements dated September 30, 2005

         99.2 Unaudited Pro Forma Financial Statements for the combined companies























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